Exhibit 99.1
                                                                    ------------

This Statement on Form 3 is filed jointly by the Reporting Persons listed below. The principal business address of each of these Reporting Persons is 333 South Grand Avenue, 28th Floor, Los Angeles, CA 90071.

Name of Designated Fileer:  Oaktree Capital Group Holdings, L.P.

Date of Event Requiring Statement:  September 14, 2010

Issuer Name and Ticker or Trading Symbol:  CHTR
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                      OAKTREE CAPITAL GROUP HOLDINGS, L.P.

                      By: Oaktree Capital Group Holdings GP, LLC
                      Its: General Partner

                      By:  /s/ Richard Ting
                          ------------------------------
                      Name:  Richard Ting
                      Title: Managing Director and Associate General Counsel


                      By:  /s/ Emily Alexander
                          -------------------------------
                      Name:  Emily Alexander
                      Title: Senior Vice President


                      OAKTREE FUND GP, LLC

                      By:  Oaktree Fund GP I, L.P.
                      Its: Managing Member

                      By:  /s/ Richard Ting
                          ------------------------------
                      Name:  Richard Ting
                      Title: Authorized Signatory


                      By:  /s/ Emily Alexander
                          -------------------------------
                      Name:  Emily Alexander
                      Title: Authorized Signatory


                      OCM OPPORTUNITIES FUND V GP, L.P.

                      By:  Oaktree Fund GP I, L.P.
                      Its: General Partner

                      By:  /s/ Richard Ting
                          ------------------------------
                      Name:  Richard Ting
                      Title: Authorized Signatory


                      By:  /s/ Emily Alexander
                          -------------------------------
                      Name:  Emily Alexander
                      Title: Authorized Signatory


                      OCM OPPORTUNITIES FUND VI GP, L.P.

                      By:  Oaktree Fund GP I, L.P.
                      Its: General Partner

                      By:  /s/ Richard Ting
                          ------------------------------
                      Name:  Richard Ting
                      Title: Authorized Signatory


                      By:  /s/ Emily Alexander
                          -------------------------------
                      Name:  Emily Alexander
                      Title: Authorized Signatory


                      OCM OPPORTUNITIES FUND VII DELAWARE GP INC.

                      By:  /s/ Richard Ting
                          ------------------------------
                      Name:  Richard Ting
                      Title: Authorized Signatory


                      By:  /s/ Emily Alexander
                          -------------------------------
                      Name:  Emily Alexander
                      Title: Authorized Signatory


                      OCM OPPORTUNITIES FUND VII, L.P.

                      By:  OCM Opportunities Fund VII GP, L.P.
                      Its: General Partner

                      By:  OCM Opportunities Fund VII GP Ltd.
                      Its: General Partner

                      By:  Oaktree Capital Management, L.P.
                      Its: Director

                      By:  /s/ Richard Ting
                          ------------------------------
                      Name:  Richard Ting
                      Title: Managing Director and Associate General Counsel


                      By:  /s/ Emily Alexander
                          -------------------------------
                      Name:  Emily Alexander
                      Title: Senior Vice President, Legal


                      OCM OPPORTUNITIES FUND VII GP, L.P.

                      By:  OCM Opportunities Fund VII GP Ltd.
                      Its: General Partner

                      By:  Oaktree Capital Management, L.P.
                      Its: Director

                      By:  /s/ Richard Ting
                          ------------------------------
                      Name:  Richard Ting
                      Title: Managing Director and Associate General Counsel


                      By:  /s/ Emily Alexander
                          -------------------------------
                      Name:  Emily Alexander
                      Title: Senior Vice President, Legal


                      OCM OPPORTUNITIES FUND VII GP LTD.

                      By:  Oaktree Capital Management, L.P.
                      Its: Director

                      By:  /s/ Richard Ting
                          ------------------------------
                      Name:  Richard Ting
                      Title: Managing Director and Associate General Counsel


                      By:  /s/ Emily Alexander
                          -------------------------------
                      Name:  Emily Alexander
                      Title: Senior Vice President, Legal


                      OAKTREE VALUE OPPORTUNITIES FUND GP, L.P.

                      By:  Oaktree Value Opportunities Fund GP Ltd.
                      Its: General Partner

                      By:  Oaktree Capital Management, L.P.
                      Its: Director

                      By:  /s/ Richard Ting
                          ------------------------------
                      Name:  Richard Ting
                      Title: Managing Director and Associate General Counsel


                      By:  /s/ Emily Alexander
                          -------------------------------
                      Name:  Emily Alexander
                      Title: Senior Vice President, Legal


                      OAKTREE VALUE OPPORTUNITIES FUND GP LTD.

                      By:  Oaktree Capital Management, L.P.
                      Its: Director

                      By:  /s/ Richard Ting
                          ------------------------------
                      Name:  Richard Ting
                      Title: Managing Director and Associate General Counsel


                      By:  /s/ Emily Alexander
                          -------------------------------
                      Name:  Emily Alexander
                      Title: Senior Vice President, Legal